Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 14, 2022, by and among (i) BENTLEY SYSTEMS, INCORPORATED (the “Borrower”), (ii) BENTLEY SOFTWARE, INC., BENTLEY SYSTEMS INTERNATIONAL HOLDINGS, INC., DIGITAL WATER WORKS, INC., COHESIVE SOLUTIONS, LLC, ONTRACKS ENTERPRISES, INC., SENSEMETRICS, INC., SPIDAWEB LLC and IMAGO INC. (collectively, the “Subsidiary Loan Parties”; together with the Borrower, collectively, the “Loan Parties”), (iii) the Lenders party hereto and (iv) PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Amended Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of December 19, 2017 (as heretofore amended, supplemented, or otherwise modified, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended, supplemented or otherwise modified by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments to Section 6.08 of the Existing Credit Agreement to permit the prepayment or repurchase of existing or future convertible debt and/or subordinated indebtedness; and

WHEREAS, the Administrative Agent and the Required Lenders have agreed to the Borrower’s requests, on and subject to the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.            Amendments to Existing Credit Agreement. Effective upon the Fifth Amendment Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows:

(a)            Section 1.01 of the Existing Credit Agreement shall be amended to insert in the appropriate alphabetical order the following new definition:

“Restricted Prepayments/Repurchases” means prepayments, redemptions or repurchases of Indebtedness of the Borrower or any Subsidiary (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before such Indebtedness is due for purposes of paying such Indebtedness when due) that is either (a) subordinated to the Secured Obligations or (b) convertible into common stock of the Borrower (and cash in lieu of fractional shares) (including, without limitation, prepayments, redemptions and repurchases of Approved Convertible Debt).

(b)            Section 6.08(a)(vii) of the Existing Credit Agreement shall be amended and restated to read in full as follows:

(vii)          the Borrower may make additional Restricted Payments not exceeding in the aggregate in any fiscal year of the Borrower an amount equal to the difference between (x) $75,000,000 and (y) the aggregate amount of Restricted Prepayments/Repurchases made in such fiscal year in reliance on Section 6.08(b)(viii) but, excluding for purposes of clause (y) immediately above and for the avoidance of doubt, any such payments in respect of subordinated or convertible Indebtedness from proceeds of refinancing permitted under Section 6.08(b)(iii)), so long as (I) no Default shall have occurred and be continuing and (II) the Borrower is in compliance (calculated at the end of the last fiscal quarter of the Borrower for which financial statements have been delivered to the Lenders pursuant to Section 5.01(a) and (b) (or, prior to the delivery of any such financial statements, at the end of the last fiscal quarter of the Borrower included in the financial statements referred to in Section 3.04(a)), both on an actual basis and on a pro forma basis in accordance with Section 1.04(b)), with the financial covenants contained in Sections 6.12 and 6.13; and.

(c)            Section 6.08(b) of the Existing Credit Agreement shall be amended by (i) inserting at the end of clause (iii) immediately before the “;” the following parenthetical: (“which, for the avoidance of doubt, shall not constitute Restricted Prepayments/Repurchases for the purposes of Sections 6.08(b)(vii) or (viii) below”), (ii) deleting the word “and” at the end of clause (v) thereof and (iii) deleting the “.” at the end of clause (vi) thereof and inserting in lieu thereof new clauses (vii) and (viii) which shall read in full as follows:

(vii)          the Borrower may make Restricted Prepayments/Repurchases without limitation as to amount so long as (I) the Borrower satisfies each of the conditions described in clauses (I) and (II) of clause (viii) immediately below and (II) at the end the last fiscal quarter of the Borrower preceding the time that any such additional Restricted Prepayment/Repurchase is made for which financial statements have been delivered to the Lenders pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financial statements, at the end of the last fiscal quarter of the Borrower included in the financial statements referred to in Section 3.04(a)), both on an actual basis and after giving pro forma effect to the payment of such additional Restricted Prepayment/Repurchase, the Net Senior Secured Leverage Ratio (calculated on a pro forma basis in accordance with Section 1.04(b)) shall be less than 2.75 to 1.00; and

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(viii)         the Borrower may make additional Restricted Prepayments/Repurchases not exceeding in the aggregate in any fiscal year of the Borrower in an amount equal to the difference between (x) $75,000,000 and (y) the aggregate amount of Restricted Payments made in such fiscal year in reliance on Section 6.08(a)(vii), so long as (I) no Default shall have occurred and be continuing and (II) the Borrower is in compliance (calculated at the end of the last fiscal quarter of the Borrower for which financial statements have been delivered to the Lenders pursuant to Section 5.01(a) and (b) (or, prior to the delivery of any such financial statements, at the end of the last fiscal quarter of the Borrower included in the financial statements referred to in Section 3.04(a)), both on an actual basis and on a pro forma basis in accordance with Section 1.04(b)), with the financial covenants contained in Sections 6.12 and 6.13.

2.            Affirmations and Reaffirmations (a) Each of the Loan Parties hereby (i) ratifies and affirms all the provisions of the Existing Credit Agreement and the other Loan Documents as amended hereby, including the Amended Credit Agreement, (ii) agrees that the terms and conditions of the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect as amended hereby (including the Amended Credit Agreement) and that all of its obligations thereunder are valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and (iii) acknowledges and agrees that it has no defense, set-off, counterclaim or challenge against the payment of any sums currently owing under the Amended Credit Agreement and the other Loan Documents or the enforcement of any of the terms or conditions thereof and agrees to be bound thereby and perform thereunder.

(b)            Each Loan Party hereby (i) acknowledges and agrees that the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties under the Security Documents are in full force and effect, constitute valid and perfected Liens and security interests on the Collateral having priority over all other Liens and security interests on the Collateral, except to the extent permitted under the Amended Credit Agreement and the other Loan Documents, and are enforceable in accordance with the terms of the applicable Security Documents (including, without limitation, the Collateral Agreement and the IP Security Agreements), and will continue to secure the Secured Obligations, including the obligations under the Amended Credit Agreement and the other Loan Documents, (ii) reaffirms all of its obligations owing to the Administrative Agent and the Lenders under the Security Documents and (iii) acknowledges and agrees that the Security Documents shall continue to constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with their terms.

(c)            Each Loan Party (other than the Borrower) hereby (i) confirms and ratifies that all of its obligations as a Guarantor shall continue in full force and effect for the benefit of the Administrative Agent and the Secured Parties with respect to the Secured Obligations, including the obligations under the Amended Credit Agreement and the other Loan Documents and (ii) irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Secured Obligations.

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3.            Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to each Lender and the Administrative Agent that the following statements are true and correct:

(a)            There exists no Default or Event of Default under (i) the Existing Credit Agreement immediately before giving effect to this Amendment or (ii) the Amended Credit Agreement immediately after giving effect to this Amendment;

(b)            Immediately before and after giving effect to this Amendment, the representations and warranties of the Loan Parties provided in the Loan Documents are true and correct (i) in the case of representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date hereof (except to the extent that such representations and warranties relate to an earlier date in which case such representations and warranties that expressly relate to an earlier date are true and correct in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects, as of such earlier date).

(c)            The execution and delivery of this Amendment by and on behalf of each Loan Party party hereto and the performance by the Loan Parties of this Amendment has been duly authorized by all requisite action on its behalf, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity, regardless whether considered in a proceeding in equity or at law; and

(d)            No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment (except for those which have been obtained on or prior to the date hereof).

4.            Conditions Precedent. This Amendment shall become effective on the date (such date, the “Fifth Amendment Effective Date”) that the Administrative Agent shall have received counterparts of this Amendment duly executed by (i) the Borrower, (ii) the Subsidiary Loan Parties, (iii) the Administrative Agent, and (iv) the Required Lenders.

5.            Limited Effect. Except as expressly provided herein, the Existing Credit Agreement and the other Loan Documents shall continue to be, and shall remain unaltered and in full force and effect in accordance with their terms.

6.            Integration. This Amendment constitutes the sole agreement of the parties with respect to the terms hereof and shall supersede all oral negotiations and the terms of prior writings with respect thereto. From and after the Fifth Amendment Effective Date, all references in the Amended Credit Agreement and each of the other Loan Documents to the “Credit Agreement” shall be deemed to be references to the Amended Credit Agreement. This Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and each of the other Loan Documents.

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7.            Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.            No Novation. It is the intention of the parties hereto that this Amendment shall not constitute a termination of the Existing Credit Agreement, nor shall it extinguish the obligations for the payment of any Secured Obligations and/or any amounts due under the Existing Credit Agreement, or discharge or release (a) the performance of any party or (b) the attachment, creation or priority of any security interest or other Lien granted under the Collateral Agreement or any other Security Document (including the IP Security Agreements). It is the intention of the parties hereto that nothing herein contained or in the Credit Agreement shall be construed as a substitution, novation, release or discharge of (a) any of the Loans or other obligations outstanding under the Existing Credit Agreement or (b) any of the Secured Obligations outstanding under the Collateral Agreement, each of which shall remain in full force and effect, except to any extent modified hereby. It is the intention of the parties hereto that, except as expressly set forth in this Amendment, all such security interests and Liens granted under the Collateral Agreement and the other Loan Documents (including the security interests and Liens granted under the Collateral Agreement and the IP Security Agreements) shall continue in full force and effect as amended, supplemented or otherwise modified herein.

9.            Miscellaneous.

(a)            Expenses. The Loan Parties jointly and severally agree to pay all of the Administrative Agent’s reasonable out-of-pocket fees and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent.

(b)            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

(c)            Successor and Assigns. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(d)            Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail or other electronic transmission (including in portable document format (PDF) or otherwise) shall be effective as delivery of an original executed counterpart of this Amendment.

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(e)            Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(f)            Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

[Signatures to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:	BENTLEY SYSTEMS, INCORPORATED

	By:	/s/ Werner Andre
		Name:	Werner Andre
		Title:	Chief Financial Officer

SUBSIDIARY LOAN PARTIES:	BENTLEY SOFTWARE, INC. BENTLEY SYSTEMS INTERNATIONAL HOLDINGS, INC. DIGITAL WATER WORKS, INC. COHESIVE SOLUTIONS, LLC ONTRACKS ENTERPRISES, INC. SENSEMETRICS, INC. SPIDAWEB LLC IMAGO INC.

By:	/s/ Werner Andre
	Name:	Werner Andre
	Title:	Authorized Officer

ADMINISTRATIVE AGENT:	PNC BANK, NATIONAL ASSOCIATION, as
Administrative Agent

By:	/s/ Michael P. Dungan
	Name:	Michael P. Dungan
	Title:	Senior Vice President

[Signature Page to Fifth Amendment]

LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender and a Lender

By:	/s/ Michael P. Dungan
	Name:	Michael P. Dungan
	Title:	Senior Vice President

[Signature Page to Fifth Amendment]

BANK OF AMERICA, N.A.

By:	/s/ Richard R. Powell
	Name:	Richard R. Powell
	Title:	Senior Vice President

[Signature Page to Fifth Amendment]

TD BANK, N.A.

By:	/s/ Richard A. Zimmerman
	Name:	Richard A. Zimmerman
	Title:	Managing Director

[Signature Page to Fifth Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Randy Chung
	Name:	Randy Chung
	Title:	Senior Vice President

[Signature Page to Fifth Amendment]

M&T Bank

By:	/s/ Donna J. Emhart
	Name:	Donna J. Emhart
	Title:	Senior Vice President

[Signature Page to Fifth Amendment]

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ Andrea Ferrara
	Name:	Andrea Ferrara
	Title:	Vice President

[Signature Page to Fifth Amendment]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Geoff Smith
	Name:	Geoff Smith
	Title:	Senior Vice President

[Signature Page to Fifth Amendment]

MIZUHO BANK, LTD.

By:	/s/ Tracy Rahn
	Name:	Tracy Rahn
	Title:	Executive Director

[Signature Page to Fifth Amendment]